EXHIBIT 99.1
PolyOne Corporation January 2008 Sidoti Conference

Forward-looking Statements In this presentation, statements that are not reported financial results or other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. They are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward- looking statements. You can identify these statements by the fact that they do not relate strictly to historic or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance and/or sales. In particular, these include statements relating to future actions; prospective changes in raw material costs, product pricing or product demand; future performance; results of current and anticipated market conditions and market strategies; sales efforts; expenses; and financial results. 2007 values included in the presentation are estimates only, as we have not yet finalized year-end values; therefore, these 2007 values are subject to change. Factors that could cause actual results to differ materially are regularly updated. The most recent list of factors are included as part of this presentation and can be found in PolyOne's January 23, 2008 8-K filing.

Forward-looking statements are subject to risks that may cause results to differ materially from those projected, including those listed below and the other factors set forth in our SEC filings, including our Form 10-K. The effect on foreign operations of currency fluctuations, tariffs, nationalization, exchange controls, limitations on foreign investment in local businesses and other political, economic and regulatory risks; Changes in polymer consumption growth rates within the U.S., Europe or Asia or other countries where PolyOne conducts business; Changes in global industry capacity or in the rate at which anticipated changes in industry capacity come online in the polyvinyl chloride (PVC), chlor-alkali, vinyl chloride monomer (VCM) or other industries in which PolyOne participates; Fluctuations in raw material prices, quality and supply and in energy prices and supply, in particular fluctuations outside the normal range of industry cycles; Production outages or material costs associated with scheduled or unscheduled maintenance programs; The cost of compliance with environmental laws and regulations, including any increased cost of complying with new or revised laws and regulations; Unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters, including any developments that would require any increase in our costs and/or reserves for such contingencies; An inability to achieve or delays in achieving or achievement of less than the anticipated financial benefit from initiatives related to cost reductions and employee productivity goals; An inability to raise or sustain prices for products or services; An inability to maintain appropriate relations with unions and employees in certain locations in order to avoid business disruptions; Any change in agreements with product suppliers to PolyOne Distribution that prohibits PolyOne from continuing to distribute a supplier's products to customers; and Other factors affecting our business beyond our control, including, without limitation, changes in the general economy, changes in interest rates and changes in the rate of inflation. Forward-looking Statements Proof of Performance

Use of Non-GAAP Financial Measures This presentation includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. The non- GAAP financial measures include: operating income (loss) before special items, gross margin as adjusted, Debt/EBITDA and Net Debt/EBITDA. PolyOne's chief operating decision maker uses these financial measures to monitor and evaluate the ongoing performance of the Company and each business segment and to allocate resources. In addition, operating income before special items is a component of various PolyOne annual and long-term employee incentive plans. A reconciliation of each non-GAAP financial measure with the most directly comparable GAAP financial measure is disclosed in the Form 8-K filed today, January 23, 2008. A copy of this presentation and the Form 8-K can be found in the Investor Relations section of our website at www.polyone.com.

PolyOne at a Glance 4,800 employees, 62 plants / warehouses and 14 technology centers worldwide 11,000 customers in 35 countries 3 operating platforms: Specialty businesses ($1.1 billion); PolyOne Distribution ($0.75 billion); and General Purpose businesses ($1.1 billion) Significant opportunities for growth in current > $20 billion addressable market United States Europe Canada Asia Latin America $455 17% $290 10% $150 5% $13 1% $1,835 67% Automotive Building Materials Consumer Durable Durable Goods Electrical/Electronics Industrial Applications Medical Misc. Non-Durable Goods Packaging Wire & Cable 12% 21% 10% 6% 7% 6% 4% 11% 4% 8% 11% 2006 Revenues: $2.7 billion (Proforma including GLS) 2006 Revenues by Markets

PolyOne

2007 Summary Highlights

Proof of Performance

- **Divestment of OxyVinyls – redeemed $241m 2010 high-yield notes**
- **Announced acquisitions of specialty TPE leader GLS and vinyl compounder NHPC in South China**
- **Specialty platform businesses operating income improved over 60% compared to 2006 for first 9-months 2007:**
  - Double-digit International sales and earnings growth
  - North American Color reversed steep losses, OI up estimated $10m
  - Gross Margin % of sales up 2% points vs. 2006
- **POD on track for record earnings**
- **Strengthened global competitiveness**
- **Vinyl Business is well positioned for strong earnings recovery once housing market rebounds; market headwinds intensifying**
- **Investing in and upgrading commercial and R&D resources – commercial excellence and innovation demonstrating momentum**

New leadership team driving cultural change -- instilling sense of urgency and accountability to deliver performance

Page 6

The New Team is in Place Tom Kedrowski Senior Vice President Supply Chain & Operations Lisa Kunkle Vice President General Counsel & Secretary Dave Wilson Senior Vice President & Chief Financial Officer Dr. Cecil Chappelow Vice President Research & Innovation Randy Fortin Vice President Corporate Marketing Kurt Schuering Vice President Global Strategic Accounts Mike Kahler Senior Vice President Commercial Development Bernard Baert Senior Vice President and General Manager Color & EM-Europe & Asia Craig Nikrant Vice President & General Manager NA Engineered Materials Scott Craig General Manager Specialty Inks & Polymer Systems John Van Hulle Vice President & General Manager NA Specialty Color Steve Newlin Chairman President & Chief Executive Officer Mike Rademacher Senior Vice President and General Manager Distribution Rob Rosenau Senior Vice President and General Manager Vinyl Compounds Pat Burke Vice President & General Manager Producer Services Dan Kickel Vice President and General Manager Specialty Coatings & Resins Ken Smith Senior Vice President Chief Information and HR Officer Upgrading business teams below GM's Aligning incentive plans to strategy attainment Investing in commercial resources and capabilities

Drive profitable growth, multiple expansion and shareholder value creation Key 2011 performance objectives: 25% to 35% specialty business gross margins 40% sales outside United States 25% vitality index Strong double-digit earnings CAGR Generate economic return - ROIC >15% 2011 Key Performance Objectives Meaningfully improved quality and sustainability of earnings mix should drive substantial multiple expansion and share price appreciation

Our Vision and Strategy The World's Premier Provider of Specialized Polymer Materials, Services & Solutions

Specialization Shift the basis of competition to differentiation from cost / commodity Become a high value-added solutions provider Leverage our in-depth knowledge of polymers, formulations and polymer processing Redirect our strategic focus to the most attractive market segments

PolyOne Innovation Pipeline Innovation ? Driving Specialization Prototype Frame Opportunity Scale-up & Test Market Build Business Case Commercial Launch Phase 1 Phase 2 Phase 3 Phase 4 Phase 5 20 Commercial Launches made in the second-half 2007 Phase 0 Idea Generation & Shaping 60 Commercial Launch decisions planned for next 12 months Increasing technology investment in 2008 by $9 million, or 25%

Page 12 Globalization Geographic footprint and cross-selling capability with our customer base provides unique growth opportunities Demand for our products and knowledge is robust in many key regional growth markets Customers desire global partners who can provide consistent standards of performance Global innovation and technology transfer processes to leverage new product introductions

Globalization - Plastics Demand 9% Eastern Europe 14% India 10% China Annual Demand Million Metric Tons Plastic Demand Annual Growth Rate Priority Market Opportunities 5% South America 230 4% World 3% North America 2% Western Europe 64 10 52 8 16 46

Commercial Excellence Upgrading talent and increasing sales, marketing and innovation resources Developing marketing/sales skills Implementing new commercial tools to increase business gains Providing our customers the value and solutions that will help them achieve their growth and profit improvement objectives Proof of Performance

Focused Approach to Improving Commercial Performance Incentive compensation changes Prune unprofitable business Drive new business gains Sales efficiency Sales effectiveness Proof of Performance

Operational Excellence Operational Excellence is our never ending quest for improvement to answer the voice of our customers Instilling Lean Six Sigma culture through organization Strengthening capabilities to deliver value flawlessly to customers Launching Supply Chain initiatives - targeting $50 million improvement within 3 years Improving on-time delivery - 4Q 2007 achieved 95% target

Business Unit Profiles

Profile Industry leader with superior technical expertise Achieved strong profitability turnaround - $10m 2007 OI improvement Scale capabilities to meet global customer requirements Available market: $3.2 billion Strategic Initiatives Targeting healthcare, consumer and packaging industries Developing new technologies - liquid color, biomaterials, specialty additives Commercializing bio-friendly solutions Gross Margins rise to >25% North American Color and Additives 2007 2011 151.2 204.7 8% CAGR ROIC 0% >20%

North American Engineered Materials Profile New leadership team in place 2007 Customized specialty polymers and solutions Quantified competitive advantage -- innovation, speed, flexibility, global reach Available market: $6.8 billion Strategic Initiatives Transforming business by increasing specialty business to 80% of total Investing in commercial and technical resources - metal-to-plastic conversions, bio-friendly solutions, new alloys and blends Targeting healthcare, aerospace, electronics, consumer, and biopolymer markets Gross Margins rise to >25% 2007 2011 234.4 340 10% CAGR ROIC 0% >20%

GLS Corporation North American leader of specialty thermoplastic elastomer compounds (TPE's) for consumer, healthcare and packaging applications $3.5 billion available market Experienced leadership team with stellar reputation for product innovation, speed-to-market and customer service Leading and unique technology position that we are leveraging globally $130 million 2007 sales revenue - doubles size and decisively shifts Engineered Materials' portfolio to specialty materials Consistent strong revenue and earnings growth - performance metrics meet corporate profitability and return targets

International Engineered Materials and Color Profile Premier European and Asian EM and Color business Global custom solutions delivery capabilities for leading MNC's 2007 double-digit sales and OI growth Available market: $11.3 billion Strategic Initiatives Aggressively expanding footprint in attractive high growth regions Commercializing new technologies - biomaterials, specialty additives, specialty wire & cable materials Targeting business equipment, packaging, wire & cable and automotive markets 2007 2011 612 783 >6% CAGR ROIC 9% >20% Gross Margins rise to >25%

Vinyl Business Profile World's premier brand recognized for excellence, reliability, quality Unmatched technical expertise Current weak residential housing market resulted in 2007 revenue and OI declines Available market: $2.6 billion Strategic Initiatives Reducing vulnerability to B&C market through penetration of specialty niches Developing new specialty applications Driving > 5% annual productivity gains Expanding into Asia Gross Margins rise to >14% 2007 2011 866.3 1086.6 6% CAGR ROIC 13% >20%

PolyOne Distribution Profile National plastics distributor with over 5,000 customers Experienced management and sales team and strong technical service Key channel for PolyOne Vinyl Compounds and EM products Available market: $7.6 billion Strategic Initiatives Accelerating sales and OI growth through commercial investments Expanding presence in Mexico and Canada Developing position in key markets such as healthcare Explore opportunities to expand global reach 2007 2011 746 1030 8% CAGR ROIC 17% 25% Gross Margins rise to >9% On track for record OI in 2007

Financial Summary

Strong financial profile established, providing greater flexibility: Total debt and interest expense lowest since formation Current leverage ratio of 2.0x to 2.5x; credit ratings upgraded Invested capital productivity targets delivered Investment capacity grows consistently Transformation strategies improve quality and sustainability of earnings mix: OxyVinyls divestment reshapes portfolio and eliminates principal source of volatility Specialization driving meaningful earnings mix improvement Investments aligned with specialization and globalization Effectiveness and efficiency improved through commercial and operational excellence Financial Summary

Operating Income Mix Projected operating income CAGR exceeds 25%, driving greater than three-fold increase in EPS by 2011, including GLS. Specialty earnings lifted by strong gross margin increases. Earnings quality improves with meaningful mix shift towards Specialty Businesses 2006 2007 2011 Specialty 0.077 0.219 0.4747 POD 0.092 0.141 0.1214 General Purpose 0.831 0.64 0.4038 Source: PolyOne October 2007 Strategic Plan, GLS Acquisition

Specialization drives increases across each platform. Specialty platform achieves 25% objective by 2010. Gross Margin % of Sales Outlook 2006 2007 2008 2009 2010 2011 Specialty 0.145 0.168 0.189 0.223 0.252 0.265 POD 0.079 0.082 0.085 0.087 0.089 0.091 General Purpose 0.105 0.098 0.095 0.119 0.132 0.142 Total PolyOne 0.117 0.123 0.133 0.156 0.172 0.182 Source: PolyOne October 2007 Strategic Plan, GLS Acquisition

Specialty platform approaches 11% operating margin in 2011. Total 2011 operating margin projected to increase >4% points from 2007. Operating Income % of Sales Outlook 2006 2007 2008 2009 2010 2011 Specialty 0.018 0.035 0.051 0.071 0.092 0.1079 POD 0.029 0.03 0.031 0.032 0.036 0.0397 General Purpose 0.057 0.052 0.044 0.065 0.079 0.088 Total PolyOne 0.026 0.026 0.026 0.043 0.058 0.07 ROS excludes R&I equity OI Source: PolyOne October 2007 Strategic Plan Source: PolyOne October 2007 Strategic Plan, GLS Acquisition

Return on Invested Capital Summary Each platform achieves ROIC objective to generate a target return by 2011. POD and GP performing at or above target in 2007. Total PolyOne ROIC reaches 18% by 2011. Specialty POD General Purpose Total POL 2007 0.066 0.172 0.148 0.081 2011 0.16 0.078 0.052 0.1 Source: PolyOne October 2007 Strategic Plan

Strengthening Financial Profile Target leverage ratio of 2.0x to 2.5x achieved in 2007. GLS acquired in 2008. Net interest expense reduction should exceed $20 million in 2008 vs. 2006. Redemption of 2010 Senior Notes in 2007 reduces total debt to half level at POL formation. $26 million annual debt reduction 2008 - 2011 corresponds to scheduled retirements. 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Debt 880 761 835.2 940.5 775.4 734.3 667.8 405 479 395 327 301 Debt/EBITDA 3.56 5.6 6.14 12.5 3.97 3.7 2.6 2.4 2.6 2.25 1.75 1.5 Source: PolyOne October 2007 Strategic Plan, GLS Acquisition

Return on Invested Capital: Total PolyOne (pre-tax) Business Units (pre-tax) Core Business OI Growth Vitality Index Sales Outside the USA Gross Margin Attainment Key Performance Indicators > 15% > 15% Double Digit CAGR 25% 40% 25% - 35% for Specialty Businesses 2011 Objective 18% achieved by 2011 Each platform exceeds target by 2011 > 25% CAGR projected for total PolyOne 11.5% base increases from new commercial launches plus 60 new projects in pipeline 38% projected. Acquisitions close the gap. 25% by 2010; > 10% ROS by 2011 Projected Performance Key Performance Indicators Strong earnings growth plus substantial improvement in quality and sustainability of earnings mix should drive a significant step up in valuation multiple and equity price Source: PolyOne October 2007 Strategic Plan

Transformation strategies deliver key objectives Specialization drives meaningful increases in gross margins, which deliver ROS and ROIC Quality of earnings mix reshapes portfolio; underpins sustainable, high-value base; and expands equity valuation multiples Financial profile is strong, enabling flexibility to accelerate requisite strategic investments to support organic growth initiatives and acquisitions, while maintaining strong financial ratios Ratings should improve, potentially returning to investment grade by 2009 Portfolio development initiatives strengthen business mix and achieve strategic objectives Strong earnings growth will drive marked increase in price of PolyOne's equity, delivering sustainable value to shareholders Proof of Performance - Financial Summary

Our Value Proposition to Investors Proven leadership team in place driving cultural change - instilling urgency and accountability to deliver results Specialization strategy producing demonstrable results Investing in and upgrading commercial resources Prioritized expansion into high-growth, high-value markets Recognized technology leader with accelerating R&D Excellent organic and acquisition growth opportunities Renewed financial strength to fund growth and drive EPS Deep value-to-growth equity play Proof of Performance Effective Strategy Execution Drives Share Value Appreciation

PolyOne Corporation January 2008